Accrued Restructuring	12 Months Ended
Dec. 31, 2011
Accrued Restructuring [Abstract]
Accrued Restructuring

Note 4 - Accrued Restructuring

In 2008, we restructured our operations to focus on our RNAi programs by reducing our workforce related to our former intranasal drug delivery business and by exiting one of our facilities. We recorded a restructuring liability, representing estimated future payments due under the lease, net of anticipated future sublease payments, which was discounted using a credit-adjusted risk-free interest rate. In September 2011 we entered into an agreement with the landlord for the exited facility, whereby we terminated the lease and issued a total of 780,000 shares of our common stock to two affiliates of the landlord at a settlement price of $2.30 per share. In connection with issuing the shares, the remaining accrued restructuring liability was eliminated and we have no further obligations with respect to the facility.

We recorded restructuring charges including accretion of the accrued restructuring liability and other facility-related costs in the amounts of $3.5 million and $1.4 million in 2010 and 2011, respectively.

The components of restructuring expense are summarized as follows (in thousands):

	Year ended December 31,		Cumulative to December 31,
	2010	2011	2011
Employee severance and termination benefits (including stock-based compensation charges)	$-	$-	$3,986
Property and equipment impairment	-	-	2,099
Facility related charges	3,526	1,390	7,249
Other restructuring charges	-	-	294
Total restructuring	$3,526	$1,390	$13,628